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                                                                   EXHIBIT 10.56

Case No.   FF-G-008
           --------

                               GUARANTY AGREEMENT

RECITALS: THIS GUARANTY AGREEMENT, is made and entered into by Omega Protein Corporation, 1717 St. James Place, Suite 550, Houston, Texas 77056 (hereinafter, the "Guarantor"), and the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division (hereinafter, the "Government").

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WHEREAS, in connection with the Government providing financing to the Borrower, the Borrower has executed and delivered to the Government its promissory note (hereinafter, the "Note") dated October 19, 2001, in the principal amount of
                                ----------------
$1,900,000.00 and has agreed to execute and deliver a certain Preferred Ship
-------------
Mortgages, Deed of Trust and Security Agreement, UCC Financing Statements (hereinafter, the "Loan Documents") to the Government for the purpose of securing the payment of the principal of and interest on the Note and all other sums due the Government in accordance with its terms and the terms contained in the Loan Documents.

WHEREAS, the Guarantor understands that the Government is unwilling to enter into the aforementioned transaction, unless this Guaranty Agreement is executed by the Guarantor, therefore, in order to induce the Government to enter into the aforementioned transaction with the Borrower, the Guarantor has agreed to execute and deliver to the Government an absolute and unconditional guaranty, (hereinafter, the "Guaranty") of the above-referenced Note, thereby guaranteeing that all sums stated in the Note and all other sums of any nature owed to the Government by the Borrower, shall be promptly paid in full when due.

WHEREAS, Omega Protein Corporation further represents to the Government that it is a corporation in good standing in the State of Nevada and that it will not allow or permit said status to change, except with the express, written consent of the Government.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties agree as follows:

1. The Guarantor unconditionally guarantees that all sums stated in, arising under the Note, including any and all amendments thereto, to be payable to the Government, shall be promptly paid in full when due, in accordance with the provisions governing such payment. This Guaranty Agreement is unconditional and absolute and if for any reason such

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sums, or any part thereof, shall not be paid promptly when due, the Guarantor will immediately pay the same to the Government pursuant to the provisions governing such payment, regardless of any defenses or rights of set-off or counterclaims which the Borrower, Guarantor or any other party may have or assert, and regardless of whether the Government shall have taken any steps to enforce any rights against the Borrower, the Guarantor or any other person to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also expressly agrees to pay the Government all the costs and expenses of collecting such sums, or any part thereof, or of enforcing this Guaranty Agreement, expressly including, but not limited to, attorney's fees. It is expressly understood by the Guarantor that collection expenses may accrue rapidly and result in significant expenses for which the Guarantor agrees to be liable. It is further agreed to and understood by the Guarantor that "costs and expenses" of collection are deemed to include any and all costs, including but not limited to, accelerated interest charges, attorney fees, and all other costs and expenses, which the Government may incur to collect sums due under the Note or hereunder or to protect and preserve collateral pledged in relation to the obligation, regardless of whether said collateral was pledged by the Guarantor. The Guarantor agrees to be liable for and pay for said costs and expenses (including all interest charges thereon) which will continue to accrue until such time as the Guarantor fully satisfies and discharges the obligation arising under this Guaranty Agreement.

2. The Guarantor unconditionally guarantees that the Borrower will promptly and punctually pay all other sums payable under the Note and the Loan Documents, including any amendments or substitutions therefor, and will duly perform and observe each and every agreement, covenant, term and condition in such Note and Loan Documents, or amendments thereto, to be performed or observed by the Borrower, and upon the Borrower's failure to do so, the Guarantor will promptly pay such sums and duly perform and observe each such agreement, covenant, term and condition, or cause the same promptly to be performed and observed.

3. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect to the Note or the Loan Documents, including amendments or substitutions therefor, or any other document executed in connection therewith, although without notice to or the further consent of the Guarantor:

     a. the waiver by the Government, or its successors or assigns, of the performance or observance by the Borrower, the Guarantor or any other party of any of the agreements, covenants, terms or conditions contained in the Note and the Loan Documents, or any other document executed in connection therewith;

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     b. the extension, in whole or in part, of the time for payment by the
Borrower, the Guarantor or any other party to the obligation of any sums owing or payable under the Note, the Loan Documents or this Guaranty Agreement or of the time for performance by the Borrower, the Guarantor or any other party to the obligation of any other obligations under or arising out of or on account of the Note, the Loan Documents any other document executed in connection therewith;

     c. the modification or amendment (whether material or otherwise) of any of the obligations of the Borrower, the Guarantor or any other party to the obligation as set forth in the Note, the Loan Documents or any other documents executed in connection therewith;

     d. the doing or the omission of any of the acts referred to in the Note, the Loan Documents or any other document executed in connection therewith;

     e. any failure, omission, or delay of the Government to enforce, assert, or exercise any right, power or remedy conferred on the Government in the Note, the Loan Documents or any other document or agreement executed in connection therewith, or any action on the part of the Borrower or the Government granting indulgence or extension in any form whatsoever; and

     f. the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment of, or other similar proceeding affecting the Borrower or any of its assets or any other party to the obligation; and

     g. the release of the Borrower, the Guarantor or any other party from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Note, the Loan Documents or any other document executed in connection therewith, by the operation of law; and

     h. any Order of Judgment entered by a Bankruptcy Court which diminishes, discharges or declares any of the obligations or amounts owed under the Note and Loan Documents to be paid or satisfied. The undersigned hereby waive any defense based upon any Bankruptcy Court order or judgment with respect to any action based upon this Guaranty Agreement, which is brought against the undersigned in Federal District Court, or any other court of competent jurisdiction; and

     i. the assumption and/or refinancing of the underlying indebtedness by a third party.

4. Notice of acceptance of this Guaranty Agreement and notice of any obligations or liabilities contracted or incurred by the Borrower or any other party to the obligation are hereby waived by the Guarantor.

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5. This Guaranty Agreement may not be modified or amended except by a written agreement executed by the Guarantor with the consent in writing of the Government.

6. This Guaranty Agreement may be assigned to any holder of the Note.

7. All agreements, covenants, terms and conditions in this Guaranty Agreement shall inure to the benefit of the Government and its successors and assigns, and, without limitation of the generality of the foregoing, shall in particular inure to the benefit of any holder of the Note.

8. The signature of the Guarantor hereto is, in addition to and not in limitation of the foregoing, intended as and to have the effect of an endorsement of the Note by the Guarantor, who hereby waives presentment, demand of payment, protest and notice of nonpayment of dishonor, and of protest of the Note and any and all other notices and demands whatsoever.

9. The terms of this Guaranty Agreement shall apply to the Note and all other loan documents and shall bind the Guarantor to the same extent as though the Guarantor executed and delivered a separate instrument of guaranty with respect to each of such instruments and annexed the same thereto.

10. This Guaranty Agreement shall be binding upon the Guarantor and the Guarantor's heirs, executors, administrators, successors, assigns and all other legal representatives.

11. Community Property Rights: Each and every term and provision of this Agreement shall, to the extent necessary or required to subject community property rights, if any, in the collateral, to the terms hereof and herein contained be read and interpreted to apply to the Guarantor.

12. The Guarantor acknowledges and represents to the Government that it is a principal party of interest with respect to the past, present and future operation of the Borrower's business and that the past, present and future financial success of the Borrower's business has, does and will directly, materially and substantially benefit the Guarantor. Accordingly, the Guarantor acknowledges and consents to any and all regulations and/or Financial Services Division requirements which require, permit or authorize the Government to request that the Guarantor execute and deliver a guaranty of sums due under the Note.

13. All provisions of this Guaranty Agreement shall be construed, given effect, and enforced according to the laws of the United States. With respect to any claim or proceeding relating to this Guaranty Agreement, the Guarantor hereby consents to and subjects itself to the jurisdiction of the federal court of competent jurisdiction of the

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State of Louisiana, and agrees that the venue of any action or proceeding relating to this Guaranty Agreement shall lie exclusively in the federal court situated in the State of Louisiana, unless the Government has instituted proceedings where the collateral may be found and in such case, the Guarantor consents to and subjects itself to the jurisdiction of the federal court which maintains jurisdiction over the collateral.

14. Prior written consent must be granted by the Government, consent of which will not be unnecessarily withheld, before the Guarantor shall split-up, spin-off, merge, consolidate, transfer or allow transfer of its shares and/or assets as to effect a change in its controlling interest, management, and financial conditions.

15. If the Guarantor is a corporation, the Guaranty Agreement shall be binding upon its parent corporation and its subsidiaries.

16. Severability: The unenforceability or invalidity of any provision(s) of this Guaranty Agreement shall not render any other provision(s) herein unenforceable or invalid.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty Agreement.

                                 UNITED STATES OF AMERICA
                                 Acting by and through the Secretary of Commerce National Oceanic and Atmospheric Administration National Marine Fisheries Service
                                 Financial Services Division


                                 By:              /s/
                                     -------------------------------

                                 Title:  Chief, Financial Services Branch,
                                         --------------------------------
                                           Southeast Region
                                           ----------------

                                 Date:   December 19, 2001

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                                            GUARANTOR:
                                            Omega Protein Corporation


Attest:                                     By:  /s/ Robert W. Stockton
                                               -----------------------
                                                 Robert W. Stockton


By:  /s/ Clark A. Haner
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                                            Title: Executive Vice President,
                                                   -------------------------
                                                   Chief Financial Officer and
                                                   ---------------------------
                                                   Corporate Secretary
                                                   -------------------
(SEAL)
                                            Date:  December 19, 2001
                                                   -----------------

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                                 ACKNOWLEDGMENT

STATE OF FLORIDA    )
                    )ss
COUNTY OF PINELLAS  )

     On this the      day of           , 2001, Kell Freeman, Chief, Financial
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Services Branch, National Marine Fisheries Service, Southeast Region, who is the
duly authorized representative of the Secretary of Commerce of the United States of America, acknowledged that he executed the foregoing instrument as such representative of the Secretary of Commerce pursuant to the authority vested in him by the laws of the United States. He is personally known to me and did not take an oath.


                                               ---------------------
                                               Notary Public

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                                 ACKNOWLEDGMENT

STATE OF FLORIDA    )
                    )ss
COUNTY OF PINELLAS  )

     On this the 19th of October, 2001, Robert W. Stockton, Executive Vice
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President, Chief Financial Officer and Corporate Secretary, who is the duly authorized representative of Omega Protein Corporation, acknowledged that he executed the foregoing instrument as such representative of Omega Protein Corporation. He is personally known to me and did not take an oath.


                                               ---------------------
                                               Notary Public

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